EXHIBIT 23.2

                              CONSENT OF ATTORNEYS

     The Law Firm of Greg Gerganoff, Attorney at Law hereby consents to the filing of the Opinion dated January 3, 2005 issued to the registrant as an exhibit to the Registration Statement on Form S-8.


         Date: January 3, 2005              By: /s/ Gregory Z. Gerganoff
                                            ----------------------------
                                                    Gregory Z. Gerganoff
                                                    Attorney at Law